===============================================================================

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: July 28, 2006


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 28, 2006, the Company announced its earnings for the Fiscal Year 2006 Third Quarter ended June 30, 2006. A copy of the press release summarizing these earnings is furnished with this Form 8-K as Exhibit 99.1 and should not be deemed to be filed under Section 18 of the Exchange Act.

     Additional information with respect to the Company's consolidated statements of operations for the three months and nine months ended June 30, 2006 and 2005 and an analysis of revenues and contract drilling costs for the three months and nine months ended June 30, 2006 and 2005 are attached hereto as Exhibits 99.2 and 99.3, respectively, which are being furnished; however, should not be deemed to be filed under Section 18 of the Exchange Act.


ITEM 7.01         REGULATION FD DISCLOSURE

     Additional information with respect to the Company's Fleet Status Report at July 28, 2006 is attached hereto as Exhibit 99.4. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 18 of the Exchange Act.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.



ITEM 9.01     EXHIBITS

EXHIBIT 99.1  PRESS RELEASE DATED JULY 28, 2006

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2006 AND 2005

EXHIBIT 99.3 ANALYSIS OF REVENUES AND CONTRACT DRILLING COSTS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2006

EXHIBIT 99.4  FLEET STATUS REPORT AT JULY 28, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATWOOD OCEANICS, INC.
                                        (Registrant)



                                        /s/ James M. Holland
                                        James M. Holland
                                        Senior Vice President

                                        DATE: July 28, 2006

                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------

99.1     Press Release dated July 28, 2006

99.2 Consolidated Statements of Operations for the Three Months and Nine Months ended June 30, 2006 and 2005

99.3 Analysis of Revenues and Drilling Costs for the Three Months and Nine Months ended June 30, 2006

99.4     Fleet Status Report at July 28, 2006

                                  EXHIBIT 99.1
Houston, Texas
28 July 2006

FOR IMMEDIATE RELEASE

     ATWOOD OCEANICS, INC., Houston-based International Drilling Contractor, announced today that the Company earned net income of $27,623,000 or $.87 per diluted share, on revenues of $71,565,000 for the quarter ended June 30, 2006, compared to net income of $5,989,000 or $.19 per diluted share, on revenues of $43,589,000 for the quarter ended June 30, 2005. For the nine months ended June 30, 2006, the Company earned net income of $57,775,000 or $1.84 per diluted share, on revenues of $194,508,000 compared to net income of $19,350,000 or $.62 per diluted share, on revenues of $130,032,000 for the nine months ended June 30, 2005.

     Net income for the quarter and nine months ended June 30, 2006 was enhanced by approximately $1.9 million or $.06 per diluted share from income tax benefits discrete to the June 2006 quarter and by approximately $1.1 million or $0.03 per diluted share from the gains on sales of excess equipment.


                                             FOR THE THREE MONTHS ENDED JUNE 30,
                                                  2006               2005
                                              ------------       ------------

Revenues                                      $ 71,565,000       $ 43,589,000
Income before Income Taxes                      28,763,000          5,933,000
(Provision) benefit for Income Taxes            (1,140,000)            56,000
Net Income                                      27,623,000          5,989,000
Earnings per Common Share -
      Basic                                           0.89               0.20
      Diluted                                         0.87               0.19
Weighted Average Shares
   Outstanding -
      Basic                                     31,037,000         30,484,000
      Diluted                                   31,583,000         31,300,000


                                              FOR THE NINE MONTHS ENDED JUNE 30,
                                                   2006              2005
                                             --------------     -------------

Revenues                                     $ 194,508,000      $ 130,032,000
Income before Income Taxes                      64,108,000         20,176,000
Provision for Income Taxes                      (6,333,000)          (826,000)
Net Income                                      57,775,000         19,350,000
Earnings per Common Share -
      Basic                                           1.87               0.64
      Diluted                                         1.84               0.62
Weighted Average Shares
   Outstanding -
      Basic                                     30,900,000         30,356,000
      Diluted                                   31,412,000         31,144,000


                                                 Contact:  Jim Holland
                                                       (281) 749-7804



                                  EXHIBIT 99.2


                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)


                                                         Three Months Ended                Nine Months Ended
                                                            June 30,                           June 30,
                                                    ---------------------------        ---------------------------
                                                        2006           2005              2006           2005

REVENUES:
Contract drilling                                     $ 71,565        $ 43,589         $ 194,508      $ 122,376
Business interruption proceeds                               -               -                 -          7,656
                                                      --------        --------         ---------      ---------
                                                        71,565          43,589           194,508        130,032
                                                      --------        --------         ---------      ---------

COSTS AND EXPENSES:
Contract drilling                                       31,679          25,863           102,719         74,667
Depreciation                                             6,192           6,764            18,789         19,929
General and administrative                               4,830           3,224            15,428          9,814
                                                      --------        --------         ---------      ---------
                                                        42,701          35,851           136,936        104,410
                                                      --------        --------         ---------      ---------
OPERATING INCOME                                        28,864           7,738            57,572         25,622
                                                      --------        --------         ---------      ---------

OTHER INCOME (EXPENSE)
Interest expense, net of capitalized interest           (1,435)         (1,913)           (4,642)        (5,658)
Gain on sale of equipment                                1,075               -            10,350              -
Interest income                                            259             108               828            212
                                                      --------        --------         ---------      ---------
                                                          (101)         (1,805)            6,536         (5,446)
                                                      --------        --------         ---------      ---------
INCOME  BEFORE INCOME TAXES                             28,763           5,933            64,108         20,176
PROVISION (BENEFIT) FOR INCOME TAXES                     1,140             (56)            6,333            826
                                                      --------        --------         ---------      ---------
NET INCOME                                             $27,623          $5,989           $57,775        $19,350
                                                      ========        ========         =========      =========

EARNINGS PER COMMON SHARE:
              Basic                                       0.89            0.20              1.87          $0.64
              Diluted                                     0.87            0.19              1.84           0.62
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                                       31,037          30,484            30,900         30,356
            Diluted                                     31,583          31,300            31,412         31,144



                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                     ANALYSIS OF REVENUES AND DRILLING COSTS
                                   (Unaudited)


                                             FOR THE THREE MONTHS ENDED
                                                   JUNE 30, 2006

                                                                 CONTRACT
                                                                 DRILLING
                                         REVENUES                  COSTS
                                       --------------          -----------
                                                     (In Millions)

ATWOOD HUNTER                             $ 20.7                   $ 4.9
ATWOOD EAGLE                                11.9                     6.8
ATWOOD FALCON                                8.4                     4.1
ATWOOD BEACON                                8.4                     2.6
VICKSBURG                                    7.9                     2.6
ATWOOD SOUTHERN CROSS                        6.6                     4.1
RICHMOND                                     4.7                     2.5
SEAHAWK                                      0.1                     0.3
AUSTRALIA MANAGEMENT CONTRACTS               2.9                     2.1
OTHER                                          -                     1.7
                                          ------                   -----
                                            71.6                    31.7
                                          ======                   =====


                                               FOR THE NINE MONTHS ENDED
                                                  JUNE 30, 2006

                                                                    CONTRACT
                                                                    DRILLING
                                         REVENUES                    COSTS
                                      ---------------             -----------
                                                   (In Millions)

ATWOOD HUNTER                             $ 43.1                  $ 12.6
ATWOOD EAGLE                                33.3                    19.0
ATWOOD SOUTHERN CROSS                       23.3                    20.2
VICKSBURG                                   22.3                     8.6
ATWOOD FALCON                               21.7                    11.3
ATWOOD BEACON                               21.4                     7.8
RICHMOND                                    12.8                     7.4
SEAHAWK                                      7.6                     4.4
AUSTRALIA MANAGEMENT CONTRACTS               8.9                     7.3
OTHER                                        0.1                     4.1
                                           -----                   -----
                                           194.5                   102.7
                                           =====                   =====



                                                       EXHIBIT 99.4
                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                                                   AS OF JULY 28, 2006


As used herein, "we",  "us", and "our" refers to Atwood  Oceanics,  Inc. and its  subsidiaries,  except where the context indicates  otherwise.  Statements  contained in this Fleet Status Report,  including  information  regarding our estimated rig availability,  contract duration,  future dayrates, future daily operating costs, future effective tax rates, customer or contract  status are  forward-looking  statements.  These  statements  reflect  management's  reasonable  judgment with respect to future  events.  Forward-looking  statements  involve  risks and  uncertainties.  Actual  results  could differ materially from those  anticipated as a result of various factors  including:  our dependence on the oil and gas industry;
the risks involved in upgrade,  repair and  construction  of our rigs;  competition;  operating  risks;  risks involved in foreign  operations;  risks associated with possible  disruptions in operations due to terrorism;  risks associated with a possible  disruption in operations due to the war with Iraq and  governmental  regulations and  environmental  matters.  A list of  additional  risk factors can be found in our annual  report on Form 10-K for the year ended  September  30, 2005, filed  with the  Securities  and  Exchange  Commission.  All  information  in this Fleet  Status  Report is as of the date indicated  above.  We  undertake  no duty to update  the  content  of this  Fleet  Status  Report  or any  forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE PER DAY
          RATED                               ESTIMATED      ESTIMATED            OPERATING COSTS (NOT
RIG       WATER                               CONTRACT       CONTRACT             INCLUDING TAX) FOR       ADDITIONAL
NAME      DEPTH    LOCATION     CUSTOMER      END DATE       DAYRATE              THE THREE MONTHS         COMMENTS
                                                                                    ENDED JUNE 30,
                                                                                 2006/MONTH OF JUNE
                                                                                     2006 ONLY
-----------------------------------------------------------------------------------------------------------------------------------
SEMISUBMERSIBLES:

-----------------------------------------------------------------------------------------------------------------------------------
ATWOOD    5,000' Australia    WOODSIDE      FIRM WORK -     1 well at $99,000    $75,000/$73,000       The $99,000 rate well is
EAGLE                         ENERGY LTD    (2 wells)       1 well at $179,000                         expected to be completed at
                              ("WOODSIDE")  August 2006                                                the end of July 2006.
-----------------------------------------------------------------------------------------------------------------------------------
                 Australia    BHP BILLITON  FIRM WORK -     8 wells at $158,000      N/A               Wells are subject to a
                              PETROLEUM PTY (10 wells)      1 well at $168,000                         change in sequence and
                              ("BHPB")      August 2007     1 well at $150,000                         dayrate is subject to some
                                                                                                       change due to currency
                                                                                                       exchange rate variance.
-----------------------------------------------------------------------------------------------------------------------------------
                 Australia    BHPB          OPTIONS -       $168,000                 N/A               Dayrate is subject to some
                                            (3 wells)                                                  change due to currency
                                            November 2007 (if all                                      exchange rate variance.
                                            three option wells
                                            are drilled)
-----------------------------------------------------------------------------------------------------------------------------------
                                      -1-

                                                                                   AVERAGE PER DAY
          RATED                               ESTIMATED      ESTIMATED            OPERATING COSTS (NOT
RIG       WATER                               CONTRACT       CONTRACT             INCLUDING TAX) FOR       ADDITIONAL
NAME      DEPTH    LOCATION     CUSTOMER      END DATE       DAYRATE              THE THREE MONTHS         COMMENTS
                                                                                    ENDED JUNE 30,
                                                                                 2006/MONTH OF JUNE
                                                                                     2006 ONLY

-----------------------------------------------------------------------------------------------------------------------------------
                 Australia    ENI Spa AGIP  FIRM WORK -     $360,000                 N/A               We expect the well to take
                              EXPLORATION & (1 well)                                                   40 to 45 days to complete.
                              PRODUCTION    December 2007
                              DIVISION      (assuming that all of
                              ("ENI")       the above option
                                            wells are drilled)
-----------------------------------------------------------------------------------------------------------------------------------
                 Australia    WOODSIDE      FIRM WORK -     $420,000                 N/A               Woodside has an option
                                            (1 year)                                                   (which expires October
                                            December 2008                                              2006) to extend the
                                            (assuming that all of                                      drilling program from one
                                            the above option                                           year to two or three
                                            wells are drilled and                                      years.  If either the two
                                            that Woodside does                                         or three year option period
                                            not extend their                                           is selected, the dayrate
                                            program to two                                             for the entire selected
                                            or three years)                                            period will be $405,000.
                                                                                                       If a one year period is
                                                                                                       selected, the dayrate will
                                                                                                       be $420,000.
-----------------------------------------------------------------------------------------------------------------------------------
                 Australia     N/A          N/A             N/A                      N/A               The rig could be off
                                                                                                       dayrates for ten to
                                                                                                       fourteen days during the
                                                                                                       first quarter of fiscal
                                                                                                       year 2008 for required
                                                                                                       regulatory inspections and
                                                                                                       maintenance.
-----------------------------------------------------------------------------------------------------------------------------------
ATWOOD    5,000' Mauritania/   WOODSIDE     FIRM WORK -     $240,000 (Mauritania)    $54,000/$63,000   Operating costs are
HUNTER           Libya                      (2 years)       $245,000 (Libya)                           expected to be $50,000 to
                                            May 2008                                                   $55,000 per day while
                                                                                                       working in
                                                                                                       Mauritania/Libya; however,
                                                                                                       costs could be higher
                                                                                                       during any relocation
                                                                                                       period.
-----------------------------------------------------------------------------------------------------------------------------------
                 Mauritania    N/A          N/A             N/A                       N/A              The rig is expected to be
                                                                                                       off dayrate for ten to
                                                                                                       fourteen days during the
                                                                                                       first quarter of fiscal
                                                                                                       year 2007 for required
                                                                                                       regulatory inspections and
                                                                                                       maintenance.
-----------------------------------------------------------------------------------------------------------------------------------
                                      -2-

                                                                                   AVERAGE PER DAY
          RATED                               ESTIMATED      ESTIMATED            OPERATING COSTS (NOT
RIG       WATER                               CONTRACT       CONTRACT             INCLUDING TAX) FOR       ADDITIONAL
NAME      DEPTH    LOCATION     CUSTOMER      END DATE       DAYRATE              THE THREE MONTHS         COMMENTS
                                                                                    ENDED JUNE 30,
                                                                                 2006/MONTH OF JUNE
                                                                                     2006 ONLY

-----------------------------------------------------------------------------------------------------------------------------------
                  TBD           WOODSIDE     OPTIONS -       TBD                      N/A
                                            Two (2) six-month
                                            options.
-----------------------------------------------------------------------------------------------------------------------------------
ATWOOD    3,700'  Malaysia     SARAWAK      FIRM WORK  -    $93,200                  $45,000/$38,000
FALCON            (to be       SHELL        August 2006
                  upgraded to  BERHAD
                  5,000' at    ("SHELL")
                  the end of
                  fiscal year
                  2006)
-----------------------------------------------------------------------------------------------------------------------------------
                  Shipyard     SHELL        FIRM WORK -     $90,000                  N/A               The rig is scheduled to
                                            November 2006   (for up to                                 undergo an estimated $32
                                                            85 days)                                   million upgrade with Shell
                                                                                                       paying $24 million of the
                                                                                                       costs.
-----------------------------------------------------------------------------------------------------------------------------------
                  Malaysia     SHELL        FIRM WORK -     $93,200                  N/A               The rig should drill two
                                            January 2007                                               wells at $93,200 following
                                                                                                       the upgrade.  (The $24
                                                                                                       million Shell reimbursement
                                                                                                       will be amortized as
                                                                                                       revenues over the remaining
                                                                                                       firm contract commitment
                                                                                                       following the upgrade (33
                                                                                                       months) which will increase
                                                                                                       dayrate revenues by
                                                                                                       approximately $24,000.)
-----------------------------------------------------------------------------------------------------------------------------------
                  Malaysia     SHELL        FIRM WORK -     $113,000                 N/A
                                            July 2007
-----------------------------------------------------------------------------------------------------------------------------------
                  Malaysia     SHELL        FIRM WORK -     $160,000/                N/A               Most of the work during
                                            (2 years)       $200,000 (dayrate                          this period is expected to
                                            July 2009       depends on water depth                     be at the $160,000 dayrate
                                                            of each well)                              level.

-----------------------------------------------------------------------------------------------------------------------------------
                  Malaysia     SHELL        OPTION -        TBD                      N/A
                                            (1 year)
-----------------------------------------------------------------------------------------------------------------------------------
                                      -3-

                                                                                   AVERAGE PER DAY
          RATED                               ESTIMATED      ESTIMATED            OPERATING COSTS (NOT
RIG       WATER                               CONTRACT       CONTRACT             INCLUDING TAX) FOR       ADDITIONAL
NAME      DEPTH    LOCATION     CUSTOMER      END DATE       DAYRATE              THE THREE MONTHS         COMMENTS
                                                                                    ENDED JUNE 30,
                                                                                 2006/MONTH OF JUNE
                                                                                     2006 ONLY

-----------------------------------------------------------------------------------------------------------------------------------
ATWOOD    2,000'  Italy        ENI          FIRM WORK -     $70,000                  $45,000/$47,000
SOUTHERN                                    September/
CROSS                                       October 2006
-----------------------------------------------------------------------------------------------------------------------------------
                  Mobilization MELROSE      FIRM WORK -     $100,000                 N/A               Operating costs are
                  to Black     RSOURCES     November 2006                                              expected to be $45,000 to
                  Sea -        ("MELROSE") AND                                                         $50,000 per day during
                  Bulgaria/    TOREADOR                                                                mobilization and while
                  Turkey       TURKEY LIMITED                                                          working in the Black Sea.
                               ("TOREADOR")
-----------------------------------------------------------------------------------------------------------------------------------
                  Bulgaria     MELROSE      FIRM WORK -     $125,000                 N/A               There is a possibility that
                                            (3 wells)                                                  MELROSE may let TOREADOR
                                            February  2007                                             drill all or a part of
                                                                                                       their drilling program
                                                                                                       before the MELROSE
                                                                                                       program.  If the rig drills
                                                                                                       for TOREADOR ahead of
                                                                                                       MELROSE and if TOREADOR has
                                                                                                       a well to be drilled after
                                                                                                       completion of the MELROSE
                                                                                                       work, the dayrate for that
                                                                                                       well will be $135,000.
-----------------------------------------------------------------------------------------------------------------------------------
                  Bulgaria     MELROSE      OPTIONS -               $125,000                 N/A       See above
                                            (2 wells)
                                            April 2007 (if both
                                            option wells are
                                            drilled)
-----------------------------------------------------------------------------------------------------------------------------------
                  Turkey       TOREADOR     FIRM WORK -             $125,000                 N/A       See above
                                            (3 wells)
                                            July 2007
                                            (assuming Melrose
                                            option wells are
                                            drilled)
-----------------------------------------------------------------------------------------------------------------------------------
                  Turkey       TURKIYE      FIRM WORK -             $290,000                 N/A
                               PETROLLERI   (3 wells)
                               A.O.         October 2007
                               ("TPAO")     (assuming above
                                            option wells are
                                            drilled)
-----------------------------------------------------------------------------------------------------------------------------------
                                      -4-

                                                                                   AVERAGE PER DAY
          RATED                               ESTIMATED      ESTIMATED            OPERATING COSTS (NOT
RIG       WATER                               CONTRACT       CONTRACT             INCLUDING TAX) FOR       ADDITIONAL
NAME      DEPTH    LOCATION     CUSTOMER      END DATE       DAYRATE              THE THREE MONTHS         COMMENTS
                                                                                    ENDED JUNE 30,
                                                                                 2006/MONTH OF JUNE
                                                                                     2006 ONLY

-----------------------------------------------------------------------------------------------------------------------------------
                  Turkey       TPAO         OPTIONS -               $320,000                 N/A       If TPAO exercises their
                                            (3 wells)                                                  options, the well sequence
                                            January 2008                                               for TPAO option wells and
                                            (assuming MELROSE                                          VANCO wells could change.
                                            option wells drilled
                                            and TPAO exercises
                                            options to drill all
                                            three option wells)
-----------------------------------------------------------------------------------------------------------------------------------
                  Ukraine      VANCO        FIRM  WORK -            $305,000                 N/A        See above
                               INTERN-      (1 well)
                               NATIONAL     March 2008 (assuming
                               LTD.         MELROSE and TPAO
                               ("VANCO")    options are exercised)
-----------------------------------------------------------------------------------------------------------------------------------
                   Ukraine     VANCO        OPTIONS -               $325,000                 N/A        See above
                                            (1 well)
                                            April 2008 (assuming
                                            MELROSE, TPAO and
                                            VANCO options are all
                                            exercised)
-----------------------------------------------------------------------------------------------------------------------------------

CANTILEVER JACK-UPS:

-----------------------------------------------------------------------------------------------------------------------------------
ATWOOD    400'     Vietnam     HOANG        FIRM WORK -             $110,000                $29,000/$27,000
BEACON                         LONG         September 2006
                               AND
                               HOAN VU
                               JOINT
                               OPERATING
                               COMPANIES
                               ("HOANG LONG")
-----------------------------------------------------------------------------------------------------------------------------------
                  Mobilization GUJARAT STATE FIRM WORK -             $110,000                 N/A
                  to Singapore PETROLEUM     October 2006
                               CORPORATION   (Mobilization is
                               LTD. ("GSPC") expected to take one
                                             week.)
-----------------------------------------------------------------------------------------------------------------------------------
                                      -5-

                                                                                   AVERAGE PER DAY
          RATED                               ESTIMATED      ESTIMATED            OPERATING COSTS (NOT
RIG       WATER                               CONTRACT       CONTRACT             INCLUDING TAX) FOR       ADDITIONAL
NAME      DEPTH    LOCATION     CUSTOMER      END DATE       DAYRATE              THE THREE MONTHS         COMMENTS
                                                                                    ENDED JUNE 30,
                                                                                 2006/MONTH OF JUNE
                                                                                     2006 ONLY

-----------------------------------------------------------------------------------------------------------------------------------
                 Singapore    N/A            October 2006            $70,000                  N/A       Loss of hire insurance
                                             (The rig is expected                                       coverage
                                             to be in Singapore
                                             about two weeks to
                                             reattach its last leg
                                             section.)
-----------------------------------------------------------------------------------------------------------------------------------
                 Mobilization GSPC           FIRM WORK -             $110,000                 N/A
                 to India                    November 2006
                                             (Mobilization is
                                             expected to take 17
                                             days.)
-----------------------------------------------------------------------------------------------------------------------------------
                 India        GSPC           FIRM WORK -             $113,000                 N/A
                                             (13 months)
                                             December 2007
-----------------------------------------------------------------------------------------------------------------------------------
                 India        GSPC           FIRM WORK -             $133,500                 N/A
                                             (12 months)
                                             December 2008
-----------------------------------------------------------------------------------------------------------------------------------
                 India        GSPC           OPTIONS - (1 year)      TBD                      N/A

-----------------------------------------------------------------------------------------------------------------------------------
VICKSBURG 300'   Malaysia     PETROFAC       FIRM WORK -             $82,000                  $29,000/$27,000
                              (MALAYSIA -   (4 wells)
                              PM304),        September/October 2006
                              LTD.
                              ("PETROFAC")

-----------------------------------------------------------------------------------------------------------------------------------
                 Malaysia     PETROFAC       OPTIONS -               $87,000                  N/A
                                             (3 wells)
                                             October/November 2006
                                             (assuming all three
                                             option wells are
                                             drilled)
-----------------------------------------------------------------------------------------------------------------------------------
                 Mobilization CHEVRON        FIRM WORK -             $89,775 (95% of          N/A
                 to Thailand  OVERSEAS       November 2006           operating rate)
                              PETROLEUM      (Mobilization is
                              ("CHEVRON")    expected to take
                                             three days.)
-----------------------------------------------------------------------------------------------------------------------------------
                 Thailand     CHEVRON        FIRM WORK -             $94,500                  N/A
                                             (8 months)
                                             June 2007
-----------------------------------------------------------------------------------------------------------------------------------
                                      -6-

                                                                                   AVERAGE PER DAY
          RATED                               ESTIMATED      ESTIMATED            OPERATING COSTS (NOT
RIG       WATER                               CONTRACT       CONTRACT             INCLUDING TAX) FOR       ADDITIONAL
NAME      DEPTH    LOCATION     CUSTOMER      END DATE       DAYRATE              THE THREE MONTHS         COMMENTS
                                                                                    ENDED JUNE 30,
                                                                                 2006/MONTH OF JUNE
                                                                                     2006 ONLY

-----------------------------------------------------------------------------------------------------------------------------------

                 Thailand     CHEVRON        FIRM WORK -             $154,000                 N/A
                                             (2 years)
                                             June 2009
-----------------------------------------------------------------------------------------------------------------------------------
                 Thailand     N/A            N/A                     N/A                      N/A       The rig could be off
                                                                                                        dayrate for ten to fourteen
                                                                                                        days during the first
                                                                                                        quarter of fiscal year 2008
                                                                                                        for required regulatory
                                                                                                        inspections and
                                                                                                        maintenance.
-----------------------------------------------------------------------------------------------------------------------------------
SEMISUBMERSIBLE TENDER ASSIST UNIT:
-----------------------------------------------------------------------------------------------------------------------------------
SEAHAWK   1,800' Mobilization AMERADA HESS   FIRM WORK -             $5.5 Million in fees     $3,000/   Following the rig's
                 to           EQUATORIAL     August 2006             to be received during    $3,000    relocation to Equatorial
                 Equatorial   GUINEA,        (Mobilization is        the mobilization period            Guinea, operating costs are
                 Guinea       INC. ("HESS")  expected to take                                           expected to be $45,000 to
                                             approximately one                                          $50,000 per day; however,
                                             month to complete.)                                        costs could be higher
                                                                                                        during the initial start-up
                                                                                                        period.
                                                                                                        Fees received during the
                                                                                                        mobilization period are
                                                                                                        expected to cover
                                                                                                        mobilization costs. (All
                                                                                                        fees received during the
                                                                                                        mobilization period along
                                                                                                        with all mobilization costs
                                                                                                        will be amortized over the
                                                                                                        firm two year period of the
                                                                                                        contract; which is expected
                                                                                                        to increase per day
                                                                                                        revenues and costs by
                                                                                                        approximately $7,500.)
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                 Equatorial   HESS           FIRM WORK -             $51,322 (75% of          N/A
                 Guinea                      September 2006          operating rate)
                                             (Rig-up is expected
                                             to take three to four
                                             weeks.)
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                 Equatorial   HESS           FIRM WORK -             $68,430                  N/A
                 Guinea                      (2 years)
                                             September 2008
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
                                                                                   AVERAGE PER DAY
          RATED                               ESTIMATED      ESTIMATED            OPERATING COSTS (NOT
RIG       WATER                               CONTRACT       CONTRACT             INCLUDING TAX) FOR       ADDITIONAL
NAME      DEPTH    LOCATION     CUSTOMER      END DATE       DAYRATE              THE THREE MONTHS         COMMENTS
                                                                                    ENDED JUNE 30,
                                                                                 2006/MONTH OF JUNE
                                                                                     2006 ONLY

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                 Equatorial   HESS           OPTIONS -               $68,430                  N/A
                 Guinea                      (2 years)
                                             September 2010
                                             (if all four
                                             six-month options are
                                             exercised)
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SUBMERSIBLE:
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RICHMOND  70'    US Gulf of   HELIS OIL AND  FIRM WORK -             $80,000                  $27,000/$27,000
                 Mexico       GAS ("HELIS")  (7 wells)
                                             July  2007
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                 US Gulf of   HELIS          OPTIONS -               TBD                      N/A
                 Mexico                      October/November 2007
                                             (one option for four
                                             additional wells)
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                 US Gulf of   N/A            N/A                     N/A                      N/A       The rig could be off
                 Mexico                                                                                 dayrate for ten to fourteen
                                                                                                        days during the first
                                                                                                        quarter of fiscal year 2008
                                                                                                        for required regulatory
                                                                                                        inspections and maintenance.
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MANAGEMENT CONTRACT
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NORTH     N/A   Australia    WOODSIDE       FIRM WORK -             Daily margin of $5,000              The management contract
RANKIN 'A'                                     September 2006          to $7,000                        could terminate upon
                                                                                                        completion of the current
                                                                                                        drilling program for the
                                                                                                        NORTH RANKIN 'A' platform.
                                                                                                        This work is expected to be
                                                                                                        completed in September 2006.
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NOTE - EXPECTED TAX RATE
           An effective tax rate of 10% to 12% is expected for fiscal year 2006 and 20% to 25% for fiscal year 2007.
Virtually all of the Company's tax provision for fiscal year 2006 and expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions.  Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.



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